CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 30, 1993, included in Donnelly Corporation's Form 10-K for the year ended July 3, 1993, and to all references to our firm included in this Registration Statement.



                                      /s/  BDO SEIDMAN

                                   BDO SEIDMAN



Grand Rapids, Michigan
September 14, 1994


































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